Exhibit 99.3
© CTO Realty Growth, Inc. | ctoreit.com REALTY GROWTH Supplemental Reporting Information Q2 2023 Ashford Lane Atlanta, GA

© CTO Realty Growth, Inc. | ctoreit.com Second Quarter 2023 Earnings Release 4 Key Financial Information ▪ Consolidated Balance Sheets 13 ▪ Consolidated Statements of Operations 14 ▪ Non-GAAP Financial Measures 15 Capitalization & Dividends 18 Summary of Debt 19 Debt Maturities 20 Investments 21 Dispositions 22 Operating Portfolio Capital Investments 23 Portfolio Summary 24 Portfolio Detail 25 Leasing Summary 28 Comparable Leasing Summary 29 Same-Property NOI 30 Table of Contents

© CTO Realty Growth, Inc. | ctoreit.com Lease Expirations 31 Top Tenant Summary 33 Geographic Diversification 34 Other Assets 35 2023 Guidance 36 Contact Information & Research Coverage 37 Safe Harbor, Non-GAAP Financial Measures, and Definitions and Terms 38 Table of Contents

© CTO Realty Growth, Inc. | ctoreit.com 4 Press Release Contact: Matthew M. Partridge Senior Vice President, Chief Financial Officer, and Treasurer (407) 904-3324 mpartridge@ctoreit.com FOR IMMEDIATE RELEASE CTO REALTY GROWTH REPORTS SECOND QUARTER 2023 OPERATING RESULTS WINTER PARK, FL – July 27, 2023 – CTO Realty Growth, Inc. (NYSE: CTO) (the “Company” or “CTO”) today announced its operating results and earnings for the quarter ended June 30, 2023. Select Highlights ▪ Reported Net Income per diluted share attributable to common stockholders of $0.03 for the quarter ended June 30, 2023. ▪ Reported Core FFO per diluted share attributable to common stockholders of $0.43 for the quarter ended June 30, 2023. ▪ Reported AFFO per diluted share attributable to common stockholders of $0.48 for the quarter ended June 30, 2023. ▪ Invested $72.5 million into three multi-tenant retail property acquisitions totaling 464,600 square feet at a weighted average going-in cash cap rate of 8.0%. ▪ Sold one property for $2.1 million at a weighted average exit cap rate of 4.8%, generating a gain of $0.8 million. ▪ Reported a decrease in Same-Property NOI of (2.5%) as compared to the comparable prior year period. ▪ Signed 17 leases totaling 60,528 comparable square feet at an average cash rent of $32.10 per square foot, representing 8.6% comparable growth. ▪ Repurchased 3,931 shares of common stock at an average price of $15.73 per share. ▪ Paid a common stock cash dividend of $0.38 per share, representing a 1.8% increase over the second quarter 2022 quarterly common stock cash dividend. CEO Comments “Building on our momentum from the first quarter, the quality of our properties, progress of our repositioning programs, and strength of our Sunbelt-focused markets continued to drive strong leasing activity during the second quarter,” said John P. Albright, President and Chief Executive Officer of CTO Realty Growth. “As we look towards the back half of the year and into 2024, we believe that our growing signed but not open pipeline, which now represents more than 3% of current in-place cash base rents, has us well-positioned to drive outsized growth for the benefit of our very attractive 8.5% common dividend.”

© CTO Realty Growth, Inc. | ctoreit.com 5 Quarterly Financial Results Highlights The table below provides a summary of the Company’s operating results for the three months ended June 30, 2023: (in thousands, except per share data) For the Three Months Ended June 30, 2023 For the Three Months Ended June 30, 2022 Variance to Comparable Period in the Prior Year Net Income Attributable to the Company $ 1,800 $ 1,218 $ 582 47.8% Net Income Attributable to Common Stockholders $ 605 $ 22 $ 583 2,650.0% Net Income per Diluted Share Attributable to Common Stockholders(1) $ 0.03 $ 0.00 $ 0.03 100.0% Core FFO Attributable to Common Stockholders (2) $ 9,608 $ 8,485 $ 1,123 13.2% Core FFO per Common Share – Diluted (2) $ 0.43 $ 0.47 $ (0.04) (8.5%) AFFO Attributable to Common Stockholders (2) $ 10,781 $ 8,890 $ 1,891 21.3% AFFO per Common Share – Diluted (2) $ 0.48 $ 0.49 $ (0.01) (2.0%) Dividends Declared and Paid, per Preferred Share $ 0.40 $ 0.40 $ 0.00 0.00% Dividends Declared and Paid, per Common Share $ 0.38 $ 0.37 $ 0.01 1.8% (1) The denominator for this measure excludes the impact of 3.3 million and 3.1 million shares for the three months ended June 30, 2023 and 2022, respectively, related to the Company’s adoption of ASU 2020-06, effective January 1, 2022, which requires presentation on an if-converted basis for its 2025 Convertible Senior Notes, as the impact would be anti-dilutive. (2) See the “Non-GAAP Financial Measures” section and tables at the end of this press release for a discussion and reconciliation of Net Income Attributable to the Company to non-GAAP financial measures, including FFO Attributable to Common Stockholders, FFO per Common Share - Diluted, Core FFO Attributable to Common Stockholders, Core FFO per Common Share – Diluted, AFFO Attributable to Common Stockholders and AFFO per Common Share - Diluted. Year-to-Date Financial Results Highlights The tables below provide a summary of the Company’s operating results for the six months ended June 30, 2023: (in thousands, except per share data) For the Six Months Ended June 30, 2023 For the Six Months Ended June 30, 2022 Variance to Comparable Period in the Prior Year Net Income (Loss) Attributable to the Company $ (4,193) $ 1,420 $ (5,613) (395.3%) Net Loss Attributable to Common Stockholders $ (6,583) $ (971) $ (5,612) (578.0%) Net Loss per Diluted Share Attributable to Common Stockholders(1) $ (0.29) $ (0.05) $ (0.24) (480.0%) Core FFO Attributable to Common Stockholders (2) $ 18,475 $ 16,712 $ 1,763 10.5% Core FFO per Common Share – Diluted (2) $ 0.82 $ 0.94 $ (0.12) (12.8%) AFFO Attributable to Common Stockholders (2) $ 20,644 $ 17,607 $ 3,037 17.2% AFFO per Common Share – Diluted (2) $ 0.91 $ 0.99 $ (0.08) (8.1%) Dividends Declared and Paid, per Preferred Share $ 0.80 $ 0.80 $ 0.00 0.0% Dividends Declared and Paid, per Common Share $ 0.76 $ 0.73 $ 0.03 3.6% (1) The denominator for this measure excludes the impact of 3.3 million and 3.0 million shares for the six months ended June 30, 2023 and 2022, respectively, related to the Company’s adoption of ASU 2020-06, effective January 1, 2022, which requires presentation on an if-converted basis for its 2025 Convertible Senior Notes, as the impact would be anti-dilutive.

© CTO Realty Growth, Inc. | ctoreit.com 6 (2) See the “Non-GAAP Financial Measures” section and tables at the end of this press release for a discussion and reconciliation of Net Income (Loss) Attributable to the Company to non-GAAP financial measures, including FFO Attributable to Common Stockholders, FFO per Common Share - Diluted, Core FFO Attributable to Common Stockholders, Core FFO per Common Share – Diluted, AFFO Attributable to Common Stockholders and AFFO per Common Share - Diluted. Investments During the three months ended June 30, 2023, the Company invested $72.5 million into three multi-tenant retail property acquisitions totaling 464,600 square feet at a weighted average going-in cash cap rate of 8.0%. The Company’s second quarter 2023 investments included the following: ▪ Purchased Plaza at Rockwall, a 446,500 square foot multi-tenant retail power center in the Rockwall submarket of Dallas, Texas for a purchase price of $61.2 million. The property is situated on 42 acres along I-30 just over 20 miles northeast of downtown Dallas, Texas and is anchored by Best Buy, Ulta Beauty, Dick’s Sporting Goods, JCPenney, Belk, Five Below, and HomeGoods. ▪ Acquired three buildings in the 28,100 square foot retail portion of Phase II of The Exchange at Gwinnett in Buford, Georgia for a purchase price of $11.3 million. The Company is under contract to acquire the final remaining property that makes up the retail portion of Phase II of The Exchange at Gwinnett for a purchase price of $2.3 million. The Company previously purchased the Sprouts-anchored Phase I portion of The Exchange at Gwinnett in December 2021 and currently holds the development loan for the unfinished retail portion of Phase II of The Exchange at Gwinnett. During the six months ended June 30, 2023, the Company invested $75.8 million into four retail property acquisitions totaling 470,600 square feet and originated one structured investment to provide a $15.0 million first mortgage. These investments represent a blended weighted average going-in cash yield of 8.1%. Dispositions During the three and six months ended June 30, 2023, the Company sold one retail property for $2.1 million at a weighted average exit cap rate of 4.8%, generating a gain of $0.8 million. Portfolio Summary The Company’s income property portfolio consisted of the following as of June 30, 2023: Asset Type # of Properties Square Feet Weighted Average Remaining Lease Term Single Tenant 8 436 5.6 years Multi-Tenant 16 3,749 4.4 years Total / Weighted Average Lease Term 24 4,185 5.3 years Square feet in thousands. Property Type # of Properties Square Feet % of Cash Base Rent Retail 16 2,434 54.6% Office 3 395 9.3% Mixed-Use 5 1,356 36.1% Total / Weighted Average Lease Term 24 4,185 100%

© CTO Realty Growth, Inc. | ctoreit.com 7 Leased Occupancy 93.4% Occupancy 91.4% Same Property Net Operating Income During the second quarter of 2023, the Company’s Same-Property NOI totaled $10.9 million, a decrease of 2.5% over the comparable prior year period, as presented in the following table. For the Three Months Ended June 30, 2023 For the Three Months Ended June 30, 2022 Variance to Comparable Period in the Prior Year Single Tenant $ 2,147 $ 2,036 $ 111 5.5% Multi-Tenant 8,703 9,097 (394) (4.3%) Total $ 10,850 $ 11,133 $ (283) (2.5%) $ in thousands. Year-to-date, the Company’s Same-Property NOI totaled $20.2 million, a decrease of 2.4% over the comparable prior year period, as presented in the following table. For the Six Months Ended June 30, 2023 For the Six Months Ended June 30, 2022 Variance to Comparable Period in the Prior Year Single Tenant $ 4,048 $ 3,892 $ 156 4.0% Multi-Tenant 16,182 16,835 (653) (3.9%) Total $ 20,230 $ 20,727 $ (497) (2.4%) $ in thousands. Leasing Activity During the quarter ended June 30, 2023, the Company signed 24 leases totaling 106,938 square feet. On a comparable basis, which excludes vacancy existing at the time of acquisition, CTO signed 17 leases totaling 60,528 square feet at an average cash base rent of $32.10 per square foot compared to a previous average cash base rent of $29.57 per square foot, representing 8.6% comparable growth. A summary of the Company’s overall leasing activity for the quarter ended June 30, 2023, is as follows: Square Feet Weighted Average Lease Term Cash Rent Per Square Foot Tenant Improvements Leasing Commissions New Leases 59 9.4 years $22.68 $ 734 $ 676 Renewals & Extensions 48 3.9 years $31.37 13 6 Total / Weighted Average 107 6.5 years $26.58 $ 747 $ 682 In thousands, except for per square foot and weighted average lease term data. Comparable leases compare leases signed on a space for which there was previously a tenant. Overall leasing activity does not include lease termination agreements or lease amendments related to tenant bankruptcy proceedings. Year-to-date, the Company signed 49 leases totaling 267,362 square feet. On a comparable basis, which excludes vacancy existing at the time of acquisition, CTO signed 31 leases totaling 161,111 square feet at an average cash base

© CTO Realty Growth, Inc. | ctoreit.com 8 rent of $26.38 per square foot compared to a previous average cash base rent of $24.42 per square foot, representing 8.0% comparable growth. A summary of the Company’s overall leasing activity for year-to-date 2023, is as follows: Square Feet Weighted Average Lease Term Cash Rent Per Square Foot Tenant Improvements Leasing Commissions New Leases 125 9.3 years $22.24 $ 2,930 $ 1,307 Renewals & Extensions 142 4.3 years $25.62 53 73 Total / Weighted Average 267 6.4 years $24.05 $ 2,983 $ 1,380 In thousands, except for per square foot and weighted average lease term data. Comparable leases compare leases signed on a space for which there was previously a tenant. Overall leasing activity does not include lease termination agreements or lease amendments related to tenant bankruptcy proceedings. Subsurface Interests and Mitigation Credits During the three months ended June 30, 2023, the Company sold approximately 604 acres of subsurface oil, gas, and mineral rights for $0.1 million, resulting in a gain of $0.1 million. During the six months ended June 30, 2023, the Company sold approximately 3,016 acres of subsurface oil, gas, and mineral rights for $0.4 million, resulting in a gain of $0.4 million. During the three months ended June 30, 2023, the Company sold approximately 7.7 mitigation credits for $0.9 million, resulting in a gain of $0.3 million. During the six months ended June 30, 2023, the Company sold approximately 8.4 mitigation credits for $1.0 million, resulting in a gain of $0.3 million. Capital Markets and Balance Sheet During the quarter ended June 30, 2023, the Company completed the following capital markets activities: ▪ Repurchased 3,931 shares of common stock at an average price of $15.73 per share. ▪ Repurchased 746 shares of Series A Preferred stock at an average price of $18.82 per share. The following table provides a summary of the Company’s long-term debt, at face value, as of June 30, 2023: Component of Long-Term Debt Principal Interest Rate Maturity Date 2025 Convertible Senior Notes $ 51.0 million 3.875% April 2025 2026 Term Loan (1) 65.0 million SOFR + 10 bps + [1.25% – 2.20%] March 2026 Mortgage Note (2) 17.8 million 4.06% August 2026 Revolving Credit Facility (3) 209.7 million SOFR + 10 bps + [1.25% – 2.20%] January 2027 2027 Term Loan (4) 100.0 million SOFR + 10 bps + [1.25% – 2.20%] January 2027 2028 Term Loan (5) 100.0 million SOFR + 10 bps + [1.20% – 2.15%] January 2028 Total Debt / Weighted Average Interest Rate $ 543.5 million 4.35% (1) The Company utilized interest rate swaps on the $65.0 million 2026 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 0.26% plus the 10 bps SOFR adjustment plus the applicable spread.

© CTO Realty Growth, Inc. | ctoreit.com 9 (2) Mortgage note assumed in connection with the acquisition of Price Plaza Shopping Center located in Katy, Texas. (3) The Company utilized interest rate swaps on $100.0 million of the Credit Facility balance to fix SOFR and achieve a weighted average fixed swap rate of 3.28% plus the 10 bps SOFR adjustment plus the applicable spread. (4) The Company utilized interest rate swaps on the $100.0 million 2027 Term Loan balance to fix SOFR and achieve a fixed swap rate of 0.64% plus the 10 bps SOFR adjustment plus the applicable spread. (5) The Company utilized interest rate swaps on the $100.0 million 2028 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 3.78% plus the 10 bps SOFR adjustment plus the applicable spread. As of June 30, 2023, the Company’s net debt to Pro Forma EBITDA was 7.9 times, and as defined in the Company’s credit agreement, the Company’s fixed charge coverage ratio was 2.8 times. As of June 30, 2023, the Company’s net debt to total enterprise value was 53.5%. The Company calculates total enterprise value as the sum of net debt, par value of its 6.375% Series A preferred equity, and the market value of the Company's outstanding common shares. Dividends On May 22, 2023, the Company announced cash dividends on its common stock and Series A Preferred stock for the second quarter of 2023 of $0.38 per share and $0.40 per share, respectively, payable on June 30, 2023 to stockholders of record as of the close of business on June 8, 2023. The second quarter 2023 common stock cash dividend represents a 1.8% increase over the comparable prior year period quarterly dividend and a payout ratio of 88.4% and 79.2% of the Company’s second quarter 2023 Core FFO per diluted share and AFFO per diluted share, respectively. 2023 Outlook The Company has maintained its Core FFO and AFFO outlook for 2023 and has revised certain assumptions to take into account the Company’s year-to-date performance and revised expectations regarding the Company’s operational and investment activities and forecasted capital markets transactions. The Company’s outlook for 2023 assumes continued stability in economic activity, stable or positive business trends related to each of our tenants and other significant assumptions. The Company’s maintained outlook for 2023 is as follows: 2023 Guidance Range Low High Core FFO Per Diluted Share $1.50 to $1.55 AFFO Per Diluted Share $1.64 to $1.69 The Company’s 2023 guidance includes, but is not limited to the following assumptions: ▪ Same-Property NOI growth of 1% to 4%, including the impact of elevated bad debt expense, occupancy loss and costs associated with tenants in bankruptcy and/or tenant lease defaults ▪ General and administrative expense within a range of $14 million to $15 million ▪ Weighted average diluted shares outstanding of approximately 22.5 million shares ▪ Year-end 2023 leased occupancy projected to be within a range of 94% to 95% before any adjustments related to 2023 income property acquisitions and dispositions ▪ Investment in income producing assets, including structured investments, between $95 million and $150 million at a weighted average initial cash yield between 8.00% and 8.25% ▪ Disposition of assets between $15 million and $75 million at a weighted average exit cash yield between 6.00% and 7.50%

© CTO Realty Growth, Inc. | ctoreit.com 10 Earnings Conference Call & Webcast The Company will host a conference call to present its operating results for the quarter ended June 30, 2023 on Friday, July 28, 2023, at 9:00 AM ET. A live webcast of the call will be available on the Investor Relations page of the Company’s website at www.ctoreit.com or at the link provided in the event details below. To access the call by phone, please go to the link provided in the event details below and you will be provided with dial-in details. Webcast: https://edge.media-server.com/mmc/p/tsys29qf Dial-In: https://register.vevent.com/register/BI86da6ac5057b4126a261aa3a647686aa We encourage participants to dial into the conference call at least fifteen minutes ahead of the scheduled start time. A replay of the earnings call will be archived and available online through the Investor Relations section of the Company’s website at www.ctoreit.com. About CTO Realty Growth, Inc. CTO Realty Growth, Inc. is a publicly traded real estate investment trust that owns and operates a portfolio of high-quality, retail-based properties located primarily in higher growth markets in the United States. CTO also externally manages and owns a meaningful interest in Alpine Income Property Trust, Inc. (NYSE: PINE), a publicly traded net lease REIT. We encourage you to review our most recent investor presentation and supplemental financial information, which is available on our website at www.ctoreit.com. Safe Harbor Certain statements contained in this press release (other than statements of historical fact) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words. Although forward-looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include, but are not limited to: the Company’s ability to remain qualified as a REIT; the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements; general adverse economic and real estate conditions; macroeconomic and geopolitical factors, including but not limited to inflationary pressures, interest rate volatility, distress in the banking sector, global supply chain disruptions, and ongoing geopolitical war; the ultimate geographic spread, severity and duration of pandemics such as the COVID-19 Pandemic and its variants, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business; the loss or failure, or decline in the business or assets of PINE; the completion of 1031 exchange transactions; the availability of investment properties that meet the Company’s investment goals and criteria; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and other risks and

© CTO Realty Growth, Inc. | ctoreit.com 11 There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to update the information contained in this press release to reflect subsequently occurring events or circumstances. Non-GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), and Same-Property Net Operating Income (“Same-Property NOI”), each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same-Property NOI do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, impact fee credits, subsurface sales, and land sales, in addition to the mark-to-market of the Company’s investment securities and interest related to the 2025 Convertible Senior Notes, if the effect is dilutive. To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt, amortization of above- and below-market lease related intangibles, and other unforecastable market- or transaction-driven non-cash items. To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, non-cash compensation, and other non-cash amortization, as well as adding back the interest related to the 2025 Convertible Senior Notes, if the effect is dilutive. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma EBITDA, GAAP net income or loss attributable to the Company is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, above- and below-market lease related intangibles, non-cash compensation, and other non-cash income or expense. Cash interest expense is also excluded from Pro Forma EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. To derive Same-Property NOI, GAAP net income or loss attributable to the Company is adjusted to exclude extraordinary items (as defined by GAAP), gain or loss on disposition of assets, gain or loss on extinguishment of debt, impairment charges, and depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, if any, non-cash revenues and expenses such as above- and below-market lease related

© CTO Realty Growth, Inc. | ctoreit.com 12 intangibles, straight-line rental revenue, and other non-cash income or expense. Interest expense, general and administrative expenses, investment and other income or loss, income tax benefit or expense, real estate operations revenues and direct cost of revenues, management fee income, and interest income from commercial loans and investments are also excluded from Same-Property NOI. GAAP net income or loss is further adjusted to remove the impact of properties that were not owned for the full current and prior year reporting periods presented. Cash rental income received under the leases pertaining to the Company’s assets that are presented as commercial loans and investments in accordance with GAAP is also used in lieu of the interest income equivalent. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. We use Same-Property NOI to compare the operating performance of our assets between periods. It is an accepted and important measurement used by management, investors and analysts because it includes all property-level revenues from the Company’s properties, less operating and maintenance expenses, real estate taxes and other property-specific expenses (“Net Operating Income” or “NOI”) of properties that have been owned and stabilized for the entire current and prior year reporting periods. Same-Property NOI attempts to eliminate differences due to the acquisition or disposition of properties during the particular period presented, and therefore provides a more comparable and consistent performance measure for the comparison of the Company's properties. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same-Property NOI may not be comparable to similarly titled measures employed by other companies.

© CTO Realty Growth, Inc. | ctoreit.com 13 Consolidated Balance Sheet CTO Realty Growth, Inc. Consolidated Balance Sheets (In thousands, except share and per share data) As of (Unaudited) June 30, 2023 December 31, 2022 ASSETS Real Estate: Land, at Cost $ 249,607 $ 233,930 Building and Improvements, at Cost 600,249 530,029 Other Furnishings and Equipment, at Cost 847 748 Construction in Process, at Cost 3,557 6,052 Total Real Estate, at Cost 854,260 770,759 Less, Accumulated Depreciation (48,198) (36,038) Real Estate—Net 806,062 734,721 Land and Development Costs 682 685 Intangible Lease Assets—Net 113,083 115,984 Assets Held for Sale 1,115 — Investment in Alpine Income Property Trust, Inc. 37,906 42,041 Mitigation Credits 1,950 1,856 Mitigation Credit Rights — 725 Commercial Loans and Investments 46,483 31,908 Cash and Cash Equivalents 7,312 19,333 Restricted Cash 2,755 1,861 Refundable Income Taxes 145 448 Deferred Income Taxes—Net 2,423 2,530 Other Assets 41,596 34,453 Total Assets $ 1,061,512 $ 986,545 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities: Accounts Payable $ 3,980 $ 2,544 Accrued and Other Liabilities 18,347 18,028 Deferred Revenue 6,890 5,735 Intangible Lease Liabilities—Net 11,960 9,885 Long-Term Debt 541,768 445,583 Total Liabilities 582,945 481,775 Commitments and Contingencies Stockholders’ Equity: Preferred Stock – 100,000,000 shares authorized; $0.01 par value, 6.375% Series A Cumulative Redeemable Preferred Stock, $25.00 Per Share Liquidation Preference, 2,999,254 shares issued and outstanding at June 30, 2023 and 3,000,000 shares issued and outstanding at December 31, 2022 30 30 Common Stock – 500,000,000 shares authorized; $0.01 par value, 22,691,598 shares issued and outstanding at June 30, 2023; and 22,854,775 shares issued and outstanding at December 31, 2022 227 229 Additional Paid-In Capital 168,103 172,471 Retained Earnings 291,958 316,279 Accumulated Other Comprehensive Income 18,249 15,761 Total Stockholders’ Equity 478,567 504,770 Total Liabilities and Stockholders’ Equity $ 1,061,512 $ 986,545

© CTO Realty Growth, Inc. | ctoreit.com 14 Consolidated P&L CTO Realty Growth, Inc. Consolidated Statements of Operations (Unaudited) (In thousands, except share, per share and dividend data) Three Months Ended Six Months Ended June 30, June 30, June 30, June 30, 2023 2022 2023 2022 Revenues Income Properties $ 22,758 $ 16,367 $ 45,190 $ 31,535 Management Fee Income 1,102 948 2,200 1,884 Interest Income From Commercial Loans and Investments 1,056 1,290 1,851 2,008 Real Estate Operations 1,131 858 1,523 1,246 Total Revenues 26,047 19,463 50,764 36,673 Direct Cost of Revenues Income Properties (6,670) (4,812) (13,823) (8,828) Real Estate Operations (639) (228) (724) (279) Total Direct Cost of Revenues (7,309) (5,040) (14,547) (9,107) General and Administrative Expenses (3,327) (2,676) (7,054) (5,719) Provision for Impairment — — (479) — Depreciation and Amortization (10,829) (6,727) (21,145) (13,096) Total Operating Expenses (21,465) (14,443) (43,225) (27,922) Gain (Loss) on Disposition of Assets 1,101 — 1,101 (245) Other Gains and Income (Loss) 1,101 — 1,101 (245) Total Operating Income 5,683 5,020 8,640 8,506 Investment and Other Income (Loss) 1,811 (1,311) (2,480) (3,205) Interest Expense (5,211) (2,277) (9,843) (4,179) Income (Loss) Before Income Tax Benefit (Expense) 2,283 1,432 (3,683) 1,122 Income Tax Benefit (Expense) (483) (214) (510) 298 Net Income (Loss) Attributable to the Company 1,800 1,218 (4,193) 1,420 Distributions to Preferred Stockholders (1,195) (1,196) (2,390) (2,391) Net Income (Loss) Attributable to Common Stockholders $ 605 $ 22 $ (6,583) $ (971) Per Share Information: Basic and Diluted Net Income (Loss) Attributable to Common Stockholders $ 0.03 $ 0.00 $ (0.29) $ (0.05) Weighted Average Number of Common Shares Basic and Diluted 22,482,957 18,012,534 22,593,280 17,870,394 Dividends Declared and Paid – Preferred Stock $ 0.40 $ 0.40 $ 0.80 $ 0.80 Dividends Declared and Paid – Common Stock $ 0.38 $ 0.37 $ 0.76 $ 0.73

© CTO Realty Growth, Inc. | ctoreit.com 15 Non-GAAP Financial Measures CTO Realty Growth, Inc. Non-GAAP Financial Measures Same-Property NOI Reconciliation (Unaudited) (In thousands) Three Months Ended Six Months Ended June 30, 2023 June 30, 2022 June 30, 2023 June 30, 2022 Net Income (Loss) Attributable to the Company $ 1,800 $ 1,218 $ (4,193) $ 1,420 Loss (Gain) on Disposition of Assets (1,101) — (1,101) 245 Provision for Impairment — — 479 — Depreciation and Amortization 10,829 6,727 21,145 13,096 Amortization of Intangibles to Lease Income (627) (497) (1,306) (978) Straight-Line Rent Adjustment (122) 507 129 1,045 COVID-19 Rent Repayments (17) (26) (43) (53) Accretion of Tenant Contribution 38 38 76 76 Interest Expense 5,211 2,277 9,843 4,179 General and Administrative Expenses 3,327 2,676 7,054 5,719 Investment and Other Income (Loss) (1,811) 1,311 2,480 3,205 Income Tax (Benefit) Expense 483 214 510 (298) Real Estate Operations Revenues (1,131) (858) (1,523) (1,246) Real Estate Operations Direct Cost of Revenues 639 228 724 279 Management Fee Income (1,102) (948) (2,200) (1,884) Interest Income from Commercial Loans and Investments (1,056) (1,290) (1,851) (2,008) Less: Impact of Properties Not Owned for the Full Reporting Period (4,510) (808) (9,993) (2,070) Cash Rental Income Received from Properties Presented as Commercial Loans and Investments — 364 — — Same-Property NOI $ 10,850 $ 11,133 $ 20,230 $ 20,727

© CTO Realty Growth, Inc. | ctoreit.com 16 Non-GAAP Financial Measures CTO Realty Growth, Inc. Non-GAAP Financial Measures (Unaudited) (In thousands, except per share data) Three Months Ended Six Months Ended June 30, 2023 June 30, 2022 June 30, 2023 June 30, 2022 Net Income (Loss) Attributable to the Company $ 1,800 $ 1,218 $ (4,193) $ 1,420 Add Back: Effect of Dilutive Interest Related to 2025 Notes(1) — — — — Net Income (Loss) Attributable to the Company, If-Converted $ 1,800 $ 1,218 $ (4,193) $ 1,420 Depreciation and Amortization of Real Estate 10,816 6,707 21,118 13,076 Losses (Gains) on Disposition of Assets, Net of Tax (824) — (824) 245 Gains on Disposition of Other Assets (490) (632) (813) (964) Provision for Impairment — — 479 — Unrealized Loss on Investment Securities 1,174 1,891 6,092 4,348 Extinguishment of Contingent Obligation (2,300) — (2,300) — Funds from Operations $ 10,176 $ 9,184 $ 19,559 $ 18,125 Distributions to Preferred Stockholders (1,195) (1,196) (2,390) (2,391) Funds From Operations Attributable to Common Stockholders $ 8,981 $ 7,988 $ 17,169 $ 15,734 Amortization of Intangibles to Lease Income 627 497 1,306 978 Less: Effect of Dilutive Interest Related to 2025 Notes(1) — — — — Core Funds From Operations Attributable to Common Stockholders $ 9,608 $ 8,485 $ 18,475 $ 16,712 Adjustments: Straight-Line Rent Adjustment 122 (507) (129) (1,045) COVID-19 Rent Repayments 17 26 43 53 Other Depreciation and Amortization (57) (31) (116) (170) Amortization of Loan Costs and Discount on Convertible Debt 229 212 437 446 Non-Cash Compensation 862 705 1,934 1,611 Adjusted Funds From Operations Attributable to Common Stockholders $ 10,781 $ 8,890 $ 20,644 $ 17,607 FFO Attributable to Common Stockholders per Common Share – Diluted $ 0.40 $ 0.44 $ 0.76 $ 0.88 Core FFO Attributable to Common Stockholders per Common Share – Diluted $ 0.43 $ 0.47 $ 0.82 $ 0.94 AFFO Attributable to Common Stockholders per Common Share – Diluted $ 0.48 $ 0.49 $ 0.91 $ 0.99 (1) Interest related to the 2025 Convertible Senior Notes excluded from net income (loss) attributable to the Company to derive FFO effective January 1, 2022 due to the implementation of ASU 2020-06 which requires presentation on an if-converted basis, as the impact to net income (loss) attributable to common stockholders would be anti-dilutive.

© CTO Realty Growth, Inc. | ctoreit.com 17 Non-GAAP Financial Measures CTO Realty Growth, Inc. Non-GAAP Financial Measures Reconciliation of Net Debt to Pro Forma EBITDA (Unaudited) (In thousands) Three Months Ended June 30, 2023 Net Income Attributable to the Company $ 1,800 Depreciation and Amortization of Real Estate 10,816 Gain on Disposition of Assets, Net of Tax (824) Gains on the Disposition of Other Assets (490) Unrealized Loss on Investment Securities 1,174 Extinguishment of Contingent Obligation (2,300) Distributions to Preferred Stockholders (1,195) Straight-Line Rent Adjustment 122 Amortization of Intangibles to Lease Income 627 Other Non-Cash Amortization (57) Amortization of Loan Costs and Discount on Convertible Debt 229 Non-Cash Compensation 862 Interest Expense, Net of Amortization of Loan Costs and Discount on Convertible Debt 4,982 EBITDA $ 15,746 Annualized EBITDA $ 62,984 Pro Forma Annualized Impact of Current Quarter Investments and Dispositions, Net (1) 4,136 Pro Forma EBITDA $ 67,120 Total Long-Term Debt $ 541,768 Financing Costs, Net of Accumulated Amortization 1,431 Unamortized Convertible Debt Discount 285 Cash & Cash Equivalents (7,312) Restricted Cash (2,755) Net Debt $ 533,417 Net Debt to Pro Forma EBITDA 7.9x (1) Reflects the pro forma annualized impact on Annualized EBITDA of the Company’s investments and disposition activity during the three months ended June 30, 2023.

© CTO Realty Growth, Inc. | ctoreit.com Capitalization & Dividends $ and shares outstanding in thousands, except per share data. Any differences are a result of rounding. Equity Capitalization Common Shares Outstanding 22,692 Common Share Price $17.14 Total Common Equity Market Capitalization $388,934 Series A Preferred Shares Outstanding 2,999 Series A Preferred Par Value Per Share $25.00 Series A Preferred Par Value $74,981 Total Equity Capitalization $463,915 Debt Capitalization Total Debt Outstanding $543,484 Total Capitalization $1,007,399 Cash, Restricted Cash & Cash Equivalents $10,067 Total Enterprise Value $997,332 Dividends Paid Common Preferred Q3 2022 $0.38 $0.40 Q4 2022 $0.38 $0.40 Q1 2023 $0.38 $0.40 Q2 2023 $0.38 $0.40 Trailing Twelve Months Q2 2023 $1.52 $1.59 Q2 2023 Core FFO Per Diluted Share $0.43 Q2 2023 AFFO Per Diluted Share $0.48 Q2 2023 Core FFO Payout Ratio 88.4% Q2 2023 AFFO Payout Ratio 79.2% Dividend Yield Q2 2023 $0.38 $0.40 Annualized Q2 2023 Dividend $1.52 $1.59 Price Per Share as of June 30, 2023 $17.14 $19.75 Implied Dividend Yield 8.9% 8.1% 18

© CTO Realty Growth, Inc. | ctoreit.com Debt Summary $ in thousands. Any differences are a result of rounding. (1) See reconciliation as part of Non-GAAP Financial Measures in the Company’s Second Quarter 2023 Earnings Release. Indebtedness Outstanding Face Value Interest Rate Maturity Date Type 2025 Convertible Senior Notes $51,034 3.88% April 2025 Fixed 2026 Term Loan 65,000 SOFR + 10 bps + [1.25% – 2.20%] March 2026 Fixed Mortgage Note 17,800 4.06% August 2026 Fixed Revolving Credit Facility 109,650 SOFR + 10 bps + [1.25% – 2.20%] January 2027 Variable Revolving Credit Facility 100,000 SOFR + 10 bps + [1.25% – 2.20%] January 2027 Fixed 2027 Term Loan 100,000 SOFR + 10 bps + [1.25% – 2.20%] January 2027 Fixed 2028 Term Loan 100,000 SOFR + 10 bps + [1.20% – 2.15%] January 2028 Fixed Total / Wtd. Avg. $543,484 4.35% Fixed vs. Variable Face Value Interest Rate % of Total Debt Total Fixed Rate Debt 433,834 3.77% 80% Total Variable Rate Debt 109,650 SOFR + 10 bps + [1.25% – 2.20%] 20% Total / Wtd. Avg. $543,484 4.35% 100% Leverage Metrics Face Value of Debt $543,484 Cash, Restricted Cash & Cash Equivalents ($10,067) Net Debt $533,417 Total Enterprise Value $997,332 Net Debt to Total Enterprise Value 53% Net Debt to Pro Forma EBITDA(1) 7.9x 19

© CTO Realty Growth, Inc. | ctoreit.com Debt Maturities $ in thousands. Any differences are a result of rounding. Year Outstanding % of Debt Maturing Cumulative % of Debt Maturing Weighted Average Rate 2023 $ − − % − % − % 2024 − − % − % − % 2025 51,034 9% 9% 3.88% 2026 82,800 15% 25% 2.21% 2027 309,650 57% 82% 4.65% 2028 100,000 18% 100% 5.33% Total $543,484 100% 4.35% 20

© CTO Realty Growth, Inc. | ctoreit.com Year-to-Date Investments $ in thousands. Any differences are a result of rounding. Property Acquisitions Market Type Date Acquired Square Feet Price Occupancy At Acq. Phase II of The Exchange at Gwinnett (4 of 5 parcels) Buford, GA Atlanta, GA Retail Parcels Feb, May & June 2023 24,100 $14,554 100% Plaza at Rockwall Rockwall, TX Dallas, TX Multi-Tenant Retail June 2023 446,526 $61,200 95% Total Acquisitions 470,626 $75,754 21 Structured Investments Market Type Date Originated Capital Commitment Structure Founders Square Dallas, TX Dallas, TX Creative Office March 2023 $15,000 First Mortgage Total Structured Investments $15,000

© CTO Realty Growth, Inc. | ctoreit.com Property Market Type Date Sold Square Feet Price Gain (Loss) Jollibee – Eastern Commons Henderson, NV Las Vegas, NV Single Tenant Retail Outparcel June 2023 3,698 $2,080 $824 Total Dispositions 3,698 $2,080 $824 Year-to-Date Dispositions 22 $ in thousands. Any differences are a result of rounding.

© CTO Realty Growth, Inc. | ctoreit.com Operating Portfolio Capital Investments $ in thousands. Any differences are a result of rounding. 23 Investment in Previously Occupied Space Q1 2023 Q2 2023 Q3 2023 Q4 2023 2023 Capital Expenditures $ - $ - $ - Tenant Improvement Allowances 47 1 48 Leasing Commissions 11 72 83 Total Investment in Previously Occupied Space $58 $73 $131 New Investment in Acquired Vacancy Q1 2023 Q2 2023 Q3 2023 Q4 2023 2023 Capital Expenditures $551 $556 $1,107 Tenant Improvement Allowances 2,915 5,686 8,601 Leasing Commissions 220 675 895 Total New Investment in Acquired Vacancy $3,686 $6,916 $10,602 Other Capital Investments Q1 2023 Q2 2023 Q3 2023 Q4 2023 2023 Property Improvement Costs $398 $1,147 $1,545 Investment in Property Repositioning 667 1,335 2,002 Total Other Capital Investments $1,065 $2,483 $3,548 Total Capital Investments Q1 2023 Q2 2023 Q3 2023 Q4 2023 2023 Capital Expenditures and Other Capital Investments $1,616 $3,038 $4,654 Tenant Improvement Allowances 2,962 5,687 8,649 Leasing Commissions 231 747 978 Total New Investment in Acquired Vacancy $4,809 $9,472 $14,281

© CTO Realty Growth, Inc. | ctoreit.com Portfolio Summary $ and square feet in thousands, except per square foot data. Any differences are a result of rounding. 24 Total Portfolio as of June 30, 2023 Asset Type Number of Properties Square Feet Cash ABR PSF Occupancy Leased Occupancy Single Tenant 8 436 $21.30 100.0% 100.0% Multi-Tenant 16 3,748 $19.21 90.4% 92.7% Total Portfolio 24 4,185 $19.43 91.4% 93.4% Property Type Number of Properties Square Feet Cash ABR PSF Occupancy Leased Occupancy Retail 16 2,434 $18.24 93.7% 95.8% Office 3 395 $19.18 100.0% 100.0% Mixed Use 5 1,356 $21.63 84.7% 87.4% Total Portfolio 24 4,185 $19.43 91.4% 93.4% Total Portfolio as of June 30, 2022 Asset Type Number of Properties Square Feet Cash ABR PSF Occupancy Leased Occupancy Single Tenant 7 422 $21.26 100.0% 100.0% Multi-Tenant 14 2,418 $18.31 89.8% 92.3% Total Portfolio 21 2,840 $18.75 91.3% 93.5% Property Type Number of Properties Square Feet Cash ABR PSF Occupancy Leased Occupancy Retail 14 1,905 $17.18 90.5% 92.5% Office 4 532 $19.53 97.8% 97.8% Mixed Use 3 403 $25.12 86.6% 92.6% Total Portfolio 21 2,840 $18.75 91.3% 93.5%

© CTO Realty Growth, Inc. | ctoreit.com Portfolio Detail 25 Property Type Year Acquired/ Developed Year Built Acreage Square Feet In-Place Occupancy Leased Occupancy Cash ABR PSF Atlanta, GA The Collection at Forsyth Lifestyle 2022 2006 58.9 560,434 85% 88% $18.55 Ashford Lane Lifestyle 2020 2005 43.7 277,408 83% 87% $26.41 Madison Yards Grocery-Anchored 2022 2019 10.3 162,521 100% 100% $30.85 The Exchange at Gwinnett Grocery-Anchored 2021/2023 2021/2023 16.4 93,366 98% 100% $35.62 Total Atlanta, GA 129.2 1,093,729 88% 90% $23.83 Dallas, TX Plaza at Rockwall Retail Power Center 2023 2007 42.0 446,526 95% 95% $12.52 The Shops at Legacy Lifestyle 2021 2007 12.7 237,572 90% 90% $33.72 Westcliff Shopping Center Grocery-Anchored 2017 1955 10.3 134,750 76% 86% $5.41 Total Dallas, TX 65.0 818,848 91% 92% $17.50 Richmond, VA West Broad Village Grocery-Anchored 2022 2007 32.6 392,419 83% 88% $19.72 Jacksonville, FL The Strand at St. Johns Town Center Retail Power Center 2019 2017 52.0 210,973 92% 95% $23.43 Phoenix, AZ Crossroads Town Center Retail Power Center 2020 2005 31.1 244,072 98% 100% $20.39 Raleigh, NC Beaver Creek Crossings Retail Power Center 2021 2005 51.6 321,977 92% 94% $13.63 $ in thousands, except per square foot data. Any differences are a result of rounding.

© CTO Realty Growth, Inc. | ctoreit.com Portfolio Detail 26 Property Type Year Acquired/ Developed Year Built Acreage Square Feet In-Place Occupancy Leased Occupancy Cash ABR PSF Albuquerque, NM Fidelity Single Tenant Office 2018 2009 25.3 210,067 100% 100% $17.23 Houston, TX Price Plaza Shopping Center Retail Power Center 2022 1999 23.2 200,576 97% 100% $15.86 Santa Fe, NM 125 Lincoln & 150 Washington Mixed Use 2021 1983 1.5 137,177 75% 78% $20.47 Tampa, FL Sabal Pavilion Single Tenant Office 2020 1998 11.5 120,500 100% 100% $19.36 Daytona Beach, FL Daytona Beach Restaurant Portfolio Single Tenant (5) 2018 / 2022 1915 - 2018 8.3 41,427 100% 100% $41.49 Salt Lake City, UT Jordan Landing Retail Power Center 2021 2003 16.1 170,996 100% 100% $9.90 Washington, DC General Dynamics Single Tenant Office 2019 1984 3.0 64,319 100% 100% $25.24 Las Vegas, NV Eastern Commons Grocery-Anchored 2021 2001 11.4 129,606 100% 100% $11.71 $ in thousands, except per square foot data. Any differences are a result of rounding.

© CTO Realty Growth, Inc. | ctoreit.com Portfolio Detail 27 Property Type Year Acquired/ Developed Year Built Acreage Square Feet In-Place Occupancy Leased Occupancy Cash ABR PSF Orlando, FL Winter Park Office Mixed Use 2021 1982 2.3 27,948 100% 100% $12.81 Total Portfolio 464.1 4,184,634 91% 93% $19.43 $ in thousands, except per square foot data. Any differences are a result of rounding.

© CTO Realty Growth, Inc. | ctoreit.com Leasing Summary $ and square feet in thousands, except per square foot data. Any differences are a result of rounding. Overall leasing activity does not include lease termination agreements or lease amendments related to tenant bankruptcy proceedings. 28 Renewals and Extensions Q1 2023 Q2 2023 Q3 2023 Q4 2023 2023 Leases 11 11 22 Square Feet 95 48 143 New Cash Rent PSF $22.71 $31.37 $25.62 Tenant Improvements $40 $13 $53 Leasing Commissions $68 $6 $74 Weighted Average Term 4.5 years 3.9 years 4.3 years New Leases Q1 2023 Q2 2023 Q3 2023 Q4 2023 2023 Leases 14 13 27 Square Feet 66 59 125 New Cash Rent PSF $21.85 $22.68 $22.24 Tenant Improvements $2,197 $734 $2,931 Leasing Commissions $630 $676 $1,306 Weighted Average Term 9.2 years 9.4 years 9.3 years All Leases Summary Q1 2023 Q2 2023 Q3 2023 Q4 2023 2023 Leases 25 24 49 Square Feet 161 107 268 New Cash Rent PSF $22.36 $26.58 $24.05 Tenant Improvements $2,237 $747 $2,984 Leasing Commissions $698 $682 $1,380 Weighted Average Term 6.4 years 6.5 years 6.4 years

© CTO Realty Growth, Inc. | ctoreit.com Comparable Leasing Summary $ and square feet in thousands, except per square foot data. Any differences are a result of rounding. Comparable leases compare leases signed on a space for which there was previously a tenant. 29 Renewals and Extensions - Comparable Number of Leases Signed GLA Signed New Cash Rent PSF Expiring Cash Rent PSF % Increase Over Expiring Rent Weighted Average Lease Term Tenant Improvements Lease Commissions 1st Quarter 2023 11 95 $22.71 $20.95 8.4% 4.5 $40 $68 2nd Quarter 2023 11 48 $31.37 $30.02 4.5% 3.9 $13 $6 3rd Quarter 2023 4th Quarter 2023 Total 22 143 $25.62 $24.00 6.8% 4.3 $53 $74 New Leases – Comparable Number of Leases Signed GLA Signed New Cash Rent PSF Expiring Cash Rent PSF % Increase Over Expiring Rent Weighted Average Lease Term Tenant Improvements Lease Commissions 1st Quarter 2023 3 6 $26.56 $27.22 (2.4%) 5.0 $95 $42 2nd Quarter 2023 6 13 $34.90 $27.86 25.2% 9.2 $413 $263 3rd Quarter 2023 4th Quarter 2023 Total 9 18 $32.24 $27.66 16.6% 8.0 $508 $305 All Comparable Leases Summary Number of Leases Signed GLA Signed New Cash Rent PSF Expiring Cash Rent PSF % Increase Over Expiring Rent Weighted Average Lease Term Tenant Improvements Lease Commissions 1st Quarter 2023 14 100 $22.94 $21.32 7.6% 4.5 $135 $110 2nd Quarter 2023 17 61 $32.10 $29.57 8.6% 5.1 $426 $269 3rd Quarter 2023 4th Quarter 2023 Total 31 161 $26.38 $24.42 8.0% 4.8 $561 $379

© CTO Realty Growth, Inc. | ctoreit.com Same-Property NOI $ and square feet in thousands, except per square foot data. Any differences are a result of rounding. 30 Multi-Tenant Q1 2023 Q2 2023 Q3 2023 Q4 2023 2023 Number of Comparable Properties 11 11 11 Same-Property NOI – 2023 $8,402 $8,703 $16,182 Same Property NOI – 2022 $8,576 $9,097 $16,835 $ Variance ($174) ($394) ($653) % Variance (2.0%) (4.3%) (3.9%) Single-Tenant Q1 2023 Q2 2023 Q3 2023 Q4 2023 2023 Number of Comparable Properties 5 5 5 Same-Property NOI – 2023 $1,901 $2,147 $4,048 Same Property NOI – 2022 $1,856 $2,036 $3,892 $ Variance $45 $111 $156 % Variance 2.4% 5.5% 4.0% All Properties Q1 2023 Q2 2023 Q3 2023 Q4 2023 2023 Number of Comparable Properties 16 16 16 Same-Property NOI – 2023 $10,303 $10,850 $20,230 Same Property NOI – 2022 $10,432 $11,133 $20,727 $ Variance ($129) ($283) ($497) % Variance (1.2%) (2.5%) (2.4%)

© CTO Realty Growth, Inc. | ctoreit.com Lease Expiration Schedule $ and square feet in thousands, except per square foot data. Any differences are a result of rounding. 31 Anchor Tenants Year Leases Expiring Expiring SF % of Total Cash ABR % of Total ABR PSF 2023 1 11 0.3% 175 0.2% $16.00 2024 5 164 4.3% 3,695 4.5% 21.51 2025 6 121 3.2% 2,877 3.5% 23.95 2026 11 439 11.5% 7,755 9.5% 17.74 2027 11 459 12.0% 4,907 6.0% 10.74 2028 14 727 19.0% 11,703 14.4% 16.32 2029 3 182 4.8% 2,639 3.2% 14.15 2030 2 67 1.8% 784 1.0% 11.99 2031 3 48 1.2% 854 1.1% 19.02 Thereafter 15 344 9.0% 6,782 8.3% 19.72 Total 71 2,563 67.0% 42,171 51.9% $16.85 Small Shop Tenants Year Leases Expiring Expiring SF % of Total Cash ABR % of Total ABR PSF 2023 12 44 1.2% 806 1.0% $18.06 2024 50 156 4.1% 3,840 4.7% 24.58 2025 33 103 2.7% 3,458 4.3% 33.49 2026 51 187 4.9% 5,350 6.6% 28.71 2027 57 177 4.6% 4,860 6.0% 27.70 2028 43 168 4.4% 5,385 6.6% 33.25 2029 32 108 2.8% 3,774 4.6% 36.52 2030 31 96 2.5% 3,090 3.8% 39.69 2031 26 65 1.7% 2,340 2.9% 38.77 Thereafter 45 157 4.1% 6,218 7.6% 39.61 Total 380 1,262 33.0% 39,122 48.1% $32.58

© CTO Realty Growth, Inc. | ctoreit.com Lease Expiration Schedule $ and square feet in thousands, except per square foot data. Any differences are a result of rounding. 32 Total Year Leases Expiring Expiring SF % of Total Cash ABR % of Total ABR PSF 2023 13 55 1.4% 981 1.2% $17.70 2024 55 321 8.4% 7,535 9.3% 23.50 2025 39 224 5.9% 6,336 7.8% 28.25 2026 62 626 16.4% 13,105 16.1% 20.94 2027 68 636 16.6% 9,767 12.0% 15.36 2028 57 895 23.4% 17,089 21.0% 19.10 2029 35 290 7.6% 6,413 7.9% 22.11 2030 33 164 4.3% 3,874 4.8% 23.64 2031 29 113 2.9% 3,194 3.9% 28.39 Thereafter 60 501 13.1% 13,000 16.0% 25.95 Total 451 3,824 100.0% 81,293 100.0% $21.26

© CTO Realty Growth, Inc. | ctoreit.com Top Tenant Summary 33 Tenant/Concept Credit Rating(1) Leases Leased Square Feet % of Total Cash ABR % of Total Fidelity A+ 1 210 5.0% 3,619 4.5% WeWork CCC+ 1 59 1.4% 2,759 3.4% Ford Motor Credit BB+ 1 121 2.9% 2,333 2.9% AMC CCC+ 2 90 2.2% 2,189 2.7% Best Buy BBB+ 3 112 2.7% 1,749 2.2% General Dynamics A- 1 64 1.5% 1,623 2.0% At Home CCC 2 192 4.6% 1,576 1.9% Southern University N/A 1 60 1.4% 1,569 1.9% Whole Foods Market AA- 1 60 1.4% 1,485 1.8% Darden Restaurants BBB 4 33 0.8% 1,361 1.7% Ross/dd’s Discount BBB+ 4 106 2.5% 1,334 1.6% Dick’s Sporting Goods BBB 2 95 2.3% 1,244 1.5% TJ Maxx/HomeGoods/Marshalls A 3 100 2.4% 1,109 1.4% Publix Not Rated 1 54 1.3% 1,076 1.3% Harkins Theatres Not Rated 1 56 1.3% 1,066 1.3% The Hall at Ashford Lane Not Rated 1 17 0.4% 877 1.1% Other 422 2,396 57.3% 54,324 66.8% Total Occupied 451 3,825 91.4% 81,293 100.0% Vacant − 360 8.6% Total 451 4,185 100.0% $ and square feet in thousands. (1) A credit rated, or investment grade rated tenant (rating of BBB-, NAIC-2 or Baa3 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC).

© CTO Realty Growth, Inc. | ctoreit.com Geographic Diversification 34 Markets Properties Square Feet % of Total Cash ABR % of Total 5-Mile 2022 Average Household Income 5-Mile 2022 Total Population 2022-2027 Projected Population Annual Growth Atlanta, GA 4 1,094 26% $26,062 32% $154,736 221,906 1.1% Dallas, TX 3 819 20% 14,331 18% 144,243 233,572 1.2% Richmond, VA 1 392 9% 7,739 10% 141,700 174,567 0.3% Jacksonville, FL 1 211 5% 4,942 6% 96,386 200,927 0.5% Phoenix, AZ 1 244 6% 4,976 6% 134,759 308,674 0.8% Raleigh, NC 1 322 8% 4,390 5% 168,535 131,885 1.0% Albuquerque, NM 1 210 5% 3,619 4% 63,148 50,506 3.9% Houston, TX 1 201 5% 3,182 4% 124,283 275,061 0.9% Santa Fe, NM 1 137 3% 2,808 3% 106,492 64,342 (0.2%) Tampa, FL 1 121 3% 2,333 3% 76,699 184,603 0.8% Daytona Beach, FL 5 41 1% 1,719 2% 63,348 108,630 0.3% Salt Lake City, UT 1 171 4% 1,693 2% 106,412 364,557 0.8% Washington, DC 1 64 2% 1,623 2% 204,805 234,546 0.5% Las Vegas, NV 1 130 3% 1,518 2% 120,743 313,541 0.9% Orlando, FL 1 28 1% 358 <1% 103,034 278,379 0.5% Total 24 4,185 100% $81,293 100% $135,643 209,354 1.0% States Properties Square Feet % of Total Cash ABR % of Total 5-Mile 2022 Average Household Income 5-Mile 2022 Total Population 2022-2027 Projected Population Annual Growth Georgia 4 1,094 26% $26,062 32% $154,736 221,906 1.1% Texas 4 1,019 24% 17,512 22% 140,617 241,109 1.1% Virginia 2 457 11% 9,362 12% 152,640 184,966 0.4% Florida 8 401 10% 9,352 12% 85,658 182,859 0.6% New Mexico 2 347 8% 6,428 8% 82,086 56,551 2.1% Arizona 1 244 6% 4,976 6% 134,759 308,674 0.8% North Carolina 1 322 8% 4,390 5% 168,535 131,885 1.0% Utah 1 171 4% 1,693 2% 106,412 364,557 0.8% Nevada 1 130 3% 1,518 2% 120,743 313,541 0.9% Total 24 4,185 100% $81,293 100% $135,643 209,354 1.0% $ and square feet in thousands, except for average household income demographic information. Any differences are a result of rounding. Demographic information sourced from Esri. Market, state and portfolio averages weighted by the Annualized Cash Base Rent of each property.

© CTO Realty Growth, Inc. | ctoreit.com Other Assets $ and shares outstanding in thousands, except per share data. Any differences are a result of rounding. 35 Investment Securities Shares & Operating Partnership Units Owned Value Per Share June 30, 2023 Estimated Value Annualized Dividend Per Share In-Place Annualized Dividend Income Alpine Income Property Trust 2,333 $16.25 $37,906 $1.10 $2,566 Structured Investments Type Origination Date Maturity Date Original Loan Amount Amount Outstanding Interest Rate Phase II of The Exchange at Gwinnett Construction Loan January 2022 January 2024 $8,700 $1,857 7.25% Watters Creek at Montgomery Farm Preferred Investment April 2022 April 2025 30,000 30,000 8.75% Founders Square First Mortgage March 2023 March 2026 15,000 15,000 8.75% Total Structured Investments $53,700 $46,900 8.69% Subsurface Interests Acreage Estimated Value Acres Available for Sale 352,000 acres $4,000 Mitigation Credits and Rights State Credits Federal Credits Total Book Value Mitigation Credits 28.3 1.8 $1,950

© CTO Realty Growth, Inc. | ctoreit.com 2023 Guidance 36 Low High Core FFO Per Diluted Share $1.50 − $1.55 AFFO Per Diluted Share $1.64 − $1.69 The Company’s estimated Core FFO per diluted share and AFFO per diluted share for 2023 is as follows: $ and shares outstanding in millions, except per share data. (1) Includes the effects of bad debt expense, occupancy loss and costs associated with tenants in bankruptcy and/or tenant lease defaults. (2) Before potential impact from income producing acquisitions and dispositions. The Company’s 2023 guidance includes but is not limited to the following assumptions: Low High Same-Property NOI Growth(1) 1% − 4% General and Administrative Expense $14 − $15 Weighted Average Diluted Shares Outstanding 22.5 − 22.5 Year-end 2023 Leased Occupancy(2) 94% − 95% Investments in Income Producing Properties $95 − $150 Target Initial Investment Cash Yield 8.00% − 8.25% Dispositions $15 − $75 Target Disposition Cash Yield 6.00% − 7.50%

© CTO Realty Growth, Inc. | ctoreit.com Contact Information & Research Coverage Contact Information Corporate Office Locations Investor Relations Transfer Agent New York Stock Exchange 369 N. New York Ave., Suite 201 Winter Park, FL 32789 1140 N. Williamson Blvd., Suite 140 Daytona Beach, FL 32114 Matt Partridge SVP, CFO & Treasurer (407) 904-3324 mpartridge@ctoreit.com Computershare Trust Company, N.A. (800) 368-5948 www.computershare.com Ticker Symbol: CTO Series A Preferred Ticker Symbol: CTO-PA www.ctoreit.com Research Analyst Coverage Institution Coverage Analyst Email Phone B. Riley Craig Kucera craigkucera@brileyfin.com (703) 312-1635 BTIG Michael Gorman mgorman@btig.com (212) 738-6138 Compass Point Floris van Dijkum fvandijkum@compasspointllc.com (646) 757-2621 EF Hutton Edward Najarian enajarian@efhuttongroup.com (929) 615-2558 Janney Rob Stevenson robstevenson@janney.com (646) 840-3217 Jones Research Matthew Erdner merdner@jonestrading.com (843) 414-9430 Raymond James RJ Milligan rjmilligan@raymondjames.com (727) 567-2585 37

© CTO Realty Growth, Inc. | ctoreit.com Safe Harbor 38 Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words. Although forward-looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include, but are not limited to: the Company’s ability to remain qualified as a REIT; the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements; general adverse economic and real estate conditions; macroeconomic and geopolitical factors, including but not limited to inflationary pressures, interest rate volatility, distress in the banking sector, global supply chain disruptions, and ongoing geopolitical war; the ultimate geographic spread, severity and duration of pandemics such as the COVID-19 Pandemic and its variants, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business; the loss or failure, or decline in the business or assets of PINE; the completion of 1031 exchange transactions; the availability of investment properties that meet the Company’s investment goals and criteria; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update the information contained in this press release to reflect subsequently occurring events or circumstances.

© CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures 39 Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), and Same-Property Net Operating Income (“Same-Property NOI”), each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same-Property NOI do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, impact fee credits, subsurface sales, and land sales, in addition to the mark-to-market of the Company’s investment securities and interest related to the 2025 Convertible Senior Notes, if the effect is dilutive. To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt, amortization of above- and below-market lease related intangibles, and other unforecastable market- or transaction-driven non-cash items. To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, non-cash compensation, and other non-cash amortization, as well as adding back the interest related to the 2025 Convertible Senior Notes, if the effect is dilutive. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, above- and below-market lease related intangibles, non-cash compensation, and other non-cash income or expense. Cash interest expense is also excluded from Pro Forma EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities.

© CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures 40 To derive Same-Property NOI, GAAP net income or loss attributable to the Company is adjusted to exclude extraordinary items (as defined by GAAP), gain or loss on disposition of assets, gain or loss on extinguishment of debt, impairment charges, and depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, if any, non-cash revenues and expenses such as above- and below-market lease related intangibles, straight-line rental revenue, and other non-cash income or expense. Interest expense, general and administrative expenses, investment and other income or loss, income tax benefit or expense, real estate operations revenues and direct cost of revenues, management fee income, and interest income from commercial loans and investments are also excluded from Same-Property NOI. GAAP net income or loss is further adjusted to remove the impact of properties that were not owned for the full current and prior year reporting periods presented. Cash rental income received under the leases pertaining to the Company’s assets that are presented as commercial loans and investments in accordance with GAAP is also used in lieu of the interest income equivalent. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. We use Same-Property NOI to compare the operating performance of our assets between periods. It is an accepted and important measurement used by management, investors and analysts because it includes all property-level revenues from of the Company’s rental properties, less operating and maintenance expenses, real estate taxes and other property-specific expenses (“Net Operating Income” or “NOI”) of properties that have been owned and stabilized for the entire current and prior year reporting periods. Same-Property NOI attempts to eliminate differences due to the acquisition or disposition of properties during the particular period presented, and therefore provides a more comparable and consistent performance measure for the comparison of the Company's properties. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same-Property NOI may not be comparable to similarly titled measures employed by other companies.

© CTO Realty Growth, Inc. | ctoreit.com Definitions & Terms 41 References and terms used in this presentation that are in addition to terms defined in the Non-GAAP Financial Measures include: ▪ This presentation has been published on July 27, 2023. ▪ All information is as of June 30, 2023, unless otherwise noted. ▪ Any calculation differences are assumed to be a result of rounding. ▪ “2023 Guidance” is based on the 2023 Guidance provided in the Second Quarter 2023 Operating Results press release filed on July 27, 2023. ▪ “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE. ▪ “Annualized Straight-line Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on our current portfolio and represent straight-line rent calculated in accordance with GAAP. ▪ “Annualized Cash Base Rent”, “Cash ABR” and the statistics based on Cash ABR are calculated based on our current portfolio and represent the annualized cash base rent calculated in accordance with GAAP due from the tenants at a specific point in time. ▪ “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC) (together, the “Major Rating Agencies”). An “Investment Grade Rated Tenant” or “IG” references a Credit Rated tenant or the parent of a tenant, or credit rating thereof with a rating of BBB-, Baa3 or NAIC-2 or higher from one or more of the Major Rating Agencies. ▪ “Dividend” or “Dividends”, subject to the required dividends to maintain our qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future. ▪ “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2,332,668 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price. ▪ “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced. ▪ “MSA” or “Metropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. ▪ “Net Debt” is calculated as our total long-term debt as presented on the face of our balance sheet; plus financing costs, net of accumulated amortization and unamortized convertible debt discount; less cash, restricted cash and cash equivalents. ▪ “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense. ▪ “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt.